UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                  Date of Report:  April 22, 2004
         (Date of Earliest Event Reported:  April 21, 2004)



                        EL PASO CORPORATION
      (Exact name of Registrant as specified in its charter)


     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)


                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)



 Registrant's telephone number, including area code (713) 420-2600


Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------
     On April 21, 2004, we announced that we have agreed to sell our interest in a domestic merchant power plant to FPL Energy, L.L.C. for approximately $72 million. In the transaction, our affiliates will sell their 50-percent interest in Bastrop Energy Partners L.P., which owns and operates a 543-megawatt natural gas-fired merchant plant located in Bastrop, Texas. A copy of this press release is attached as
Exhibit 99.A and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
         ---------------------------------
         (c)     Exhibits.

                   Exhibit
                   Number      Description
                   -------     -----------
                    99.A       Press release dated April 21, 2004.


Item 9.  Regulation FD Disclosure
         ------------------------
     Attached is an email correspondence from D. Dwight Scott, our Chief Financial Officer, to our Investors and Analysts. The attached
Exhibit 99.B is not filed, but is furnished to comply with Regulation FD. The information disclosed in this Item 9 Current Report on Form 8-K is not considered to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and is not subject to the liabilities of that section.

         (a)     Exhibits.

                   Exhibit
                   Number     Description
                   -------    -----------

                    99.B Email correspondence from D. Dwight Scott dated April 21, 2004.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By: /s/ Jeffrey I. Beason
                                 ------------------------
                                   Jeffrey I. Beason
                                 Senior Vice President
                                     and Controller
                             (Principal Accounting Officer)

Dated:  April 22, 2004


                           EXHIBIT INDEX

     Exhibit
     Number       Description
     -------      -----------
      99.A        Press release dated April 21, 2004.

      99.B        Email to Investors dated April 21, 2004.